LVIP Dimensional Non-U.S. Equity RPM Fund Supplement Dated April 1, 2015 to the Summary Prospectus dated May 1, 2014

This Supplement updates certain information in the Fund’s summary prospectus. You may obtain copies of the Fund’s prospectus or summary prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.LincolnFinancial.com/lvip.

Please keep this Supplement with your prospectus and other important records.

Revisions to the summary prospectus for the LVIP Dimensional Non-U.S. Equity RPM Fund (the “Fund”):

Effective May 1, 2015 the Fund will have a new name, investment strategies, risks, and Underlying Fund portfolio managers.

The name of the Fund will be LVIP Dimensional International Core Equity Managed Volatility Fund. All references to the Fund’s name are revised accordingly.

The following replaces paragraphs 1-6 under Principal Investment Strategies on page 2:

The Fund, under normal circumstances, pursues its investment objective by primarily investing in another mutual fund, the LVIP Dimensional International Core Fund (the “Underlying Fund”), while seeking to control the level of portfolio volatility by employing an actively managed risk-management overlay.

Underlying Fund Strategy. In constructing an investment portfolio, the Underlying Fund’s sub-adviser identifies a broadly diversified universe of eligible securities. It then places priority on efficiently managing portfolio turnover and keeping trading costs low.

The Underlying Fund purchases a broad and diverse group of securities of non-U.S. companies in developed markets with a greater emphasis on small capitalization and value companies as compared to their representation in the International Universe. For purposes of the Underlying Fund, the sub-adviser defines the International Universe as a market capitalization weighted portfolio of non-U.S. companies in developed markets that have been authorized as approved markets for investment by the sub-adviser’s investment committee. The Underlying Fund’s increased exposure to small capitalization and value companies may be achieved by decreasing the allocation of the Underlying Fund’s assets to the largest growth companies relative to their weight in the International Universe, which would result in a greater allocation to small capitalization and value companies. An equity issuer is generally considered a growth company primarily if it has a low, non-negative book value in relation to its market capitalization. An equity issuer is generally considered a value company primarily if it has a high book value in relation to its market capitalization.

The Underlying Fund intends to purchase securities of companies associated with developed market countries that the sub-adviser has designated as approved markets. The Underlying Fund will invest primarily in equity securities. The sub-adviser determines company size on a country or region specific basis and based primarily on market capitalization. The percentage allocation of the assets of the Underlying Fund to securities of the largest growth companies as defined above will generally be reduced from between 5% and 35% of their percentage weight in the International Universe. The percentage by which the Underlying Fund’s allocation to securities of the largest growth companies is reduced will change due to market movements and other factors. Additionally, the Underlying Fund’s percentage allocation to all securities as compared to their representation in the International Universe may be modified after considering other factors the sub-adviser determines to be appropriate, such as free float, momentum, trading strategies, liquidity management, and profitability. In assessing profitability, the sub-adviser may consider different ratios, such as that of earnings or profits from operations relative to book value or assets.

The Underlying Fund may gain exposure to companies associated with approved markets by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuer’s domicile country. The Underlying Fund also may use derivatives, such as futures contracts and options on futures contracts for foreign or U.S. equity securities and indices, to gain market exposure on its uninvested cash pending investment in securities or to maintain liquidity to pay redemptions.

The following replaces paragraph 1 under Principal Investment Strategies on page 3:

When market volatility is below the adviser’s target volatility level, the adviser may periodically maintain a long position in futures to increase the overall level of economic exposure to equity securities. Under these circumstances, the adviser’s use of exchange-traded futures in the RPM strategy may increase the Fund’s economic exposure to equity securities up to a maximum of 100% of the Fund’s assets. The Fund will segregate liquid assets or otherwise cover these transactions to mitigate risk.

The following is added under Principal Risks on page 3:

•	Income Stocks Risk. Income from stocks may be reduced by changes in the dividend policies of companies and the capital resources available for such payments at such companies. Depending upon market conditions, income producing common stock may not be widely available and/or may be highly concentrated in only a few market sectors, thereby limiting the ability to produce current income.

•	Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the region or country in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.

The following risks are removed from Principal Risks: Asset Allocation Risk; Real Estate and REIT Risk; Emerging Markets Risk; and Securities Lending Risk.

The following replaces similar text on page 5:

Portfolio Managers

The individuals responsible for the Fund’s investment into the Underlying Fund and the RPM strategy are:

LIA Portfolio Managers	Company Title	Experience w/Fund
Kevin J. Adamson	Vice President, Chief Operating Officer	Since May 2011
David A. Weiss	Vice President, Chief Investment Officer	Since May 2011

The individuals responsible for the portfolio management of the Underlying Fund are:

Portfolio Managers	Company Title Dimensional Fund Advisors LP	Experience w/ Underlying Fund

Joseph H. Chi	Senior Portfolio Manager and Vice President	Since May 2015
Jed S. Fogdall	Senior Portfolio Manager and Vice President	Since May 2015
Henry F. Gray	Vice President	Since May 2015
Karen E. Umland	Senior Portfolio Manager and Vice President	Since May 2015